UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 22, 2010
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 North Shoreline, Ste. 800N, Corpus Christi, Texas	78471
(Address of principal executive offices)	(Zip Code)

(361) 888-8235
(Registrant's telephone number, including area code)

9801 Anderson Mill Road, Suite 230, Austin, Texas 78750, Tel: (512) 828-6980
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 8 - OTHER EVENTS

Item 8.01        Other Events.

Effective November 22, 2010, Uranium Energy Corp. (the "Company") has prepared an unaudited pro forma consolidated statement of operations for its year ended July 31, 2010 (the "July 31, 2010 Pro Formas"), prepared as if the Company's December 18, 2009 acquisition of a 100% ownership interest in the South Texas Mining Venture, L.L.P. and other mineral properties located in Texas (collectively, the "Acquisition") had occurred as of August 1, 2009.

The Company has prepared such July 31, 2010 Pro Formas because the Company has determined that, pursuant to Article 11 of Regulation S-X, pro forma financial statements relating to the Acquisition for the Company's year ended July 31, 2010 will be required to be provided in, or incorporated by reference in, certain registration statements the Company may determine to file with the Securities and Exchange Commission prior to filing the Company's Annual Report on Form 10-K for its fiscal year ending July 31, 2011.

The July 31, 2010 Pro Formas are filed as Exhibit 99.1 of this Current Report on Form 8-K.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits.

Exhibit No.        Exhibit
99.1                    Unaudited pro forma consolidated statement of operations of Uranium Energy Corp. for the year ended July 31, 2010.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
URANIUM ENERGY CORP.
Date: November 22, 2010.	By: "Amir Adnani" Name: Amir Adnani Title: President, Chief Executive Officer and a director

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